UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

La-Z-Boy Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

LA-Z-BOY INCORPORATED

2026 Annual Meeting
Vote by August 24, 2026 11:59 PM ET. For shares held in a Plan, vote by August 20, 2026 11:59 PM ET.

La-Z-boy
INCORPORATED

LA-Z-BOY INCORPORATED
ONE LA-Z-BOY DRIVE
MONROE, MI 48162-5138

T01880-P52444-Z92773

You invested in LA-Z-BOY INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 25, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 11, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

August 25, 2026
9:30 AM EDT

The Westin Detroit Metropolitan Airport
2501 Worldgateway Place
Detroit, Michigan

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Erika L. Alexander 02) Matthew H. Baer 03) William C. Boor 04) Raza S. Haider 05) Janet E. Kerr 06) Mark S. LaVigne 07) Michael T. Lawton 08) Rebecca L. O'Grady 09) Lauren B. Peters 10) Melinda D. Whittington	For
2. To ratify the selection of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for fiscal year 2027.	For
3. To approve, through a non-binding advisory vote, the compensation of the company's named executive officers as disclosed in the Proxy Statement.	For

NOTE: In their discretion, the proxies are authorized to act upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T01881-P52444-Z92773